As filed with the Securities and Exchange
                         Commission on April 30, 2001

                           PROXY STATEMENT PURSUANT
                      TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /x/ Filed by a party other than the Registrant / /

Check the appropriate box:
                 / /  Preliminary Proxy Statement
                 / /  Definitive Proxy Statement
                 /x/  Definitive Additional Materials
                 / /  Soliciting Material Pursuant to Rule 14a-12
                 / /  Confidential, for Use of the Commission Only
                        (as permitted by rule 14a-6(e)(2))

                      MUNIYIELD PENNSYLVANIA INSURED FUND
                P.O. Box 9011, Princeton, New Jersey 08543-9011
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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/ / Fee paid previously with preliminary materials:

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/ /      Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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
                      MUNIYIELD PENNSYLVANIA INSURED FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
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                                                               April 30, 2001

Dear Shareholder:

An annual meeting (the "Meeting") of the shareholders of MuniYield Pennsylvania Insured Fund (the "Fund") was held on April 25, 2001 to elect a new Board of Trustees of the Fund. Our records indicate that on February 28, 2001, the record date for the Meeting, you were a holder of common shares of beneficial interest of the Fund. However, due to a processing error, the proxy card or voting instruction form ("voting form") you received in the package of proxy materials originally mailed to you was incorrect. Specifically, the voting form listed the incorrect nominees for the Board of Trustees. Enclosed, please find corrected voting form(s). If you have already sent in the voting form you first received, please note that your vote will not be properly recorded. Please use the enclosed form(s) to revote your shares. If you have not yet voted, you may do so using the enclosed voting form(s). Also enclosed for your convenience is another copy of the notice of meeting and proxy statement for the Meeting. Your vote is very important to us. In order to ensure that you have the opportunity to vote your shares, we have adjourned the April 25, 2001 meeting until Wednesday, May 16, 2001.

Please sign, date and return your executed proxy in the enclosed postage paid envelope, so that it will be received by May 16, 2001.

If you have any questions regarding the Meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

We very much regret this error and any inconvenience it may have caused you. Thank you for your prompt attention.